UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                         FIRSTPLUS FINANCIAL GROUP, INC.
                         -------------------------------
                (Name of Registrant as Specified in its Charter)

              JAMES T. CAPRETZ, ROBERT D. DAVIS, GEORGE R. EBERTING
               RUPEN GULENYAN, JAMES P. HANSON, DANFORD L. MARTIN
                     (The FPFX SHAREHOLDER VALUE COMMITTEE)
                     --------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction: 5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

                       As filed with SEC on July 27, 2005

                      THE FPFX SHAREHOLDER VALUE COMMITTEE
                7 Egret Lane, Aliso Viejo, CA 92656, 800-688-7757

                                                                 August 10, 2005

Dear Fellow FIRSTPLUS Financial Group, Inc Stockholder:

         The current Board of Director's of FIRSTPLUS Financial Group, Inc. (the "Company") has failed to file required SEC audited financial reports, and has failed to hold Shareholder meetings during the last 7 years. The undersigned stockholders have formed the FPFX Shareholder Value Committee (the "Committee") to nominate an opposing slate of Director Candidates. The Committee consists of fellow Shareholders James T. Capretz, Robert D. Davis, George R. Eberting, Rupen Gulenyan, James P. Hanson, and Danford L. Martin.

         Given the track record of the Company's management and the Board of Directors over the last seven years, the Committee believes that it is imperative to replace the present Board of Directors, to ensure salvage of the substantial value we believe still remains, and return that value to the current shareholders, who are the owners of the Company!

         You are cordially invited to attend the 2005 Special Meeting of stockholders of the "Company" to be held at voting ---address not yet confirmed---, Reno NV 89520, on Thursday, September 1, 2005 at 10:00 a.m., Pacific Daylight Time.

         The Committee is soliciting proxies from Company Shareholders to be voted in favor of four (4) director nominees, nominated by the Committee. The Nominees are: (1) Danford L. Martin; (2) James T. Capretz; (3) James P. Hanson,
(4) Robert D. Davis.

         Enclosed is a proxy statement describing the business to be transacted at the meeting, and a proxy card for use in voting at the meeting. Please take this opportunity to participate in the affairs of the Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

         We look forward to seeing you at the meeting,

                                            Sincerely,


                                            Danford L. Martin
                                            FPFX Shareholder Value Committee
                                            member, and Director Nominee

                                 PROXY STATEMENT
                        FPFX SHAREHOLDER VALUE COMMITTEE

            FOR SPECIAL MEETING OF STOCKHOLDERS TO ELECT DIRECTORS OF
                         FIRSTPLUS FINANCIAL GROUP, INC.

To Our Fellow FIRSTPLUS Financial Group, Inc. Stockholders:
-----------------------------------------------------------

         This Proxy Statement and the accompanying proxy card are being furnished to stockholders ("Stockholders") of Firstplus Financial Group, Inc. (the "Company") in connection with the solicitation of proxies by the FPFX Shareholder Value Committee (the "Committee). The Committee consists of your fellow Stockholders James T. Capretz, Robert D. Davis, George R. Eberting, Rupen Gulenyan, James P. Hanson, and Danford L. Martin.

         As a result of the efforts from fellow Stockholders, the Second Judicial District Court of the State of Nevada has called a Special Meeting of Stockholders of FIRSTPLUS (the "Special Meeting"). At the Special Meeting, the Committee will seek to elect to the Board of Directors of FIRSTPLUS (the "Board") a slate of four (4) nominees, comprised of James T. Capretz, Robert D. Davis, James P. Hanson, and Danford L. Martin. Each of the nominees (each a "Nominee" and, collectively, the "Nominees") has consented, if elected, to serve as a director of the Company and to being named in this Proxy Statement and in the Committee's other soliciting materials as a Nominee.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE PROXY CARD AS SOON AS POSSIBLE.

Important

         The election of the Nominees requires the affirmative vote of a plurality of the votes cast by Stockholders present in person or represented by proxy, assuming a quorum is present or otherwise represented at the Special Meeting. As a result, your vote is extremely important in deciding the future of FIRSTPLUS. We urge you to mark, sign, date and return the enclosed proxy card to vote FOR the election of James T. Capretz, Robert D. Davis, James P. Hanson, and Danford L. Martin.


WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY FIRSTPLUS. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED BY DELIVERING A LATER-DATED PROXY CARD, OR BY VOTING IN PERSON AT THE SPECIAL MEETING, OR BY DELIVERING TO FIRSTPLUS (ATTENTION: JACK DRAPER, 5100 N. O'CONNOR BLVD., 6th FLOOR, IRVING, TX 75039) WRITTEN NOTICE STATING THAT THE PROXY IS REVOKED. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

If you have any questions about giving your proxy or require assistance, please call: Danford Martin at 800-688-7767.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The accompanying proxy is solicited on behalf of the FPFX Shareholder Value Committee (the "Committee"), to be voted at the Special Meeting of Stockholders (the "Special Meeting") of FIRSTPLUS Financial Group, Inc. (the "Company") to be held on Thursday, September 1, 2005 at 10:00 a.m., Pacific Daylight Time (or at any adjournment or postponement thereof) for the purpose of electing Directors to the Company Board of Directors (the "Board"). The Special Meeting will be held at ---voting address not yet confirmed---- , Reno NV 89520.

         FIRSTPLUS'office is located at, and the mailing address is 5100 N. O'Connor Blvd, 6th Floor, Irving, TX 75039. The Committee's office is located at, and the mailing address is 7 Egret Lane, Aliso Viejo, CA 92656.

         These proxy solicitation materials were mailed on or about August 10, 2005 to all stockholders entitled to vote at the Special Meeting.

Record Date and Voting Securities

         Only stockholders of record at the close of business on July 28, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Special Meeting is shares of the Company's Common Stock (the "Common Stock"). According to the transfer agent for the Company, the total number of voting Common Stock issued and outstanding on the Record Date is 45,340,090 shares.

Revocability of Proxies

         Any stockholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Special Meeting by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Jack Draper, President/CEO - FIRSTPLUS Financial Group, Inc., 5100 N. O'Connor Blvd, 6th Floor, Irving, TX 75039; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Special Meeting. The mere presence at the Special Meeting of a stockholder who has appointed a proxy will not revoke the prior appointment. Although a revocation is effective if delivered to FIRSTPLUS, the Committee requests that either the original or photo-copies of all revocations be mailed to the Committee in care of Danford L. Martin, 7 Egret Lane, Aliso Viejo, CA 92656, so that the Committee will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

Voting and Solicitation

         Each stockholder is entitled to one vote for each share of Common Stock held on all matters to be acted upon at the meeting. Holders of Non-Voting Common Stock shall not be entitled to voting rights, unless otherwise required by applicable law. Neither the Company's Amended and Restated Articles of Incorporation, as amended, nor its Amended and Restated Bylaws, as amended, allow for cumulative voting rights. The Company's Amended and Restated Articles of Incorporation specifically prohibit cumulative voting in an election of directors or for any other matter(s) to be voted upon by the stockholders of the Company. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business, except as otherwise provided by statute or by the Company's Amended and Restated Articles of Incorporation. If a quorum is not present or represented at the Special Meeting, the stockholder entitled to vote thereat, present in person or represented by proxy, may adjourn the Special Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of directors.

         The solicitation of proxies pursuant to this Proxy Statement is being made by the Committee. Proxies may be solicited by mail, facsimile, telephone, telegraph, e-mail, in person, or via the internet through web sites and references thereof. Committee members may solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

         The cost of preparing, printing, assembling, and mailing this Proxy Statement, and the enclosed proxy card, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of the Common Stock, and other costs of solicitation, are to be borne by the Committee. The Committee intends to seek reimbursement of the costs of this solicitation from the Company only to the extent permitted by law. The Committee does not intend to seek shareholder approval of such reimbursement unless such approval is required by law. Costs of this solicitation of proxies are currently estimated to be approximately $50,000 to $100,000. Total expenditures to date are none.

Quorum; Abstentions; Broker Non-Votes

         An automated system administered by the Company's transfer agent tabulates the votes. Pursuant to the Company bylaws, the presence in person or by proxy of a majority of the voting power of shares entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. Pursuant to the provisions of the Nevada General Corporation Law, as amended, provide that abstentions and broker non-votes will be counted for purposes of determining a quorum, but shall not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal. An item of business will be approved if it receives the affirmative vote of the holders of a majority of the shares present and entitled to vote on that item of business.

                            REASONS FOR SOLICITATION

         Following are reasons the Committee is soliciting proxies from Company Shareholders to be voted in favor of four (4) director nominees, (1) Danford L. Martin, (2) James T. Capretz, (3) James P. Hanson, and (4) Robert D. Davis who are nominated for an opposing slate to Company nominated Directors:

     o The Company Board has failed to hold an annual meeting or election of directors since March 1998.

     o The Company Board has also failed to provide audited financial statements to the shareholders for over seven (7) years.

     o Because of the above, a group of fellow shareholders petitioned with the Second Judicial District Court of the State of Nevada to call for a Special Meeting of Stockholders of the Company. As a result of this, the Court ORDERED the Company to hold a Special Election of directors in Reno, Nevada (where the Court is located) on September 1, 2005.

     o    Only two of the current Board members were ever elected (in March
          1998). The other Board members (one of whom is Chairman of the Board) have merely been appointed, serving many years without ever being elected.

     o The Company has failed to file federal income tax returns for the years 2002, 2003, and 2004.

     o The Company repeatedly made negative statements in press releases and 8-K filings such as: "At this time it is unlikely that FirstPlus Financial Group, Inc. will reconstitute any of its previous business plans such as originating mortgage loans, servicing mortgage loan portfolios, or investing in mortgage loan portfolios and Interest Only Strips. Additionally, there are no current plans to relist FirstPlus Financial Group, Inc.'s common stock with any major stock exchange."

     o Despite the Company's repeated promises, it has failed to restate its financial statements for the three-year period ended September 30, 1997, and has failed to obtain audited financial statements for any period following September 30, 1997.

     o The engagement letter for the Company's current auditor merely provides for the auditor to audit the Company's balance sheet as of December 31, 2004 and the related statements of operations, stockholders' equity, and cash flows for the periods ended December 31, 2003 and 2004. This leaves a black hole from October 1, 1994 through December 31, 2002.

     o Given the track record of the Company's management and the Board of Directors over the last seven years, the Committee believes that it is imperative to replace the present Board of Directors, to ensure salvage of the substantial value the Committee believe still remains, and return that value to the current shareholders, who are the owners of the Company!

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees

         The authorized number of directors of the Company is currently established at four. All four (4) positions will be voted for at the Special Meeting. The Committee has nominated an opposing slate to replace the entire board because of their apparent disregard for the rights of the Company shareholders. The Committee Nominees have not been nominated by the Board. The Board has not held a shareholder meeting in over seven years, denying the Company shareholders of their right to vote. Also, there were no audited financial reports over the same period.

         If elected, the Committee Nominees intend to promptly perform a comprehensive review of the Company's past activities, in order to commence a course of action to maximize shareholder value. Furthermore the Nominees promise to do their utmost to hold annual shareholder meetings, issue all required financial statements, and keep shareholders and investors informed of the Company's progress. In addition the Nominees intend to consider alliances that would enhance shareholder value, without a substantial dilution to existing shareholders!

         Given the track record of the Company's management and the Board of Directors over the last seven years, the Committee believes that it is imperative to replace the present Board of Directors, to ensure salvage of the substantial value we believe still remains, and return that value to the current shareholders, who are the owners of the Company!

The Committee has nominated and solicits your vote to elect the following slate, who are running in opposition to the current Board.

Danford L. Martin
James T Capretz
James P. Hanson
Robert D. Davis

         The following table sets forth the name, age, business address, present principal occupation and business experience for the past five years, and certain other information, with respect to each of the Committee Nominees. This information has been furnished by the respective Committee Nominees. Each of the Committee Nominees has consented to serve as a director and, if elected, would hold office until his successor is duly elected or until his earlier death, retirement, resignation or removal.

--------------------------------------------------------------------------------
Name (age) Address, Personal             BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
Danford Martin  (65)                     Danford L. Martin spent 35 years in
7 Egret Lane, Aliso Viejo, CA  92656     the computer field of `IS'
                                         (Information Systems) from 1967
                                         through 2002. He worked as a
                                         consultant to several large
                                         corporations the last 10 years of
                                         that period. He was principal, Chief
                                         Financial Officer and Director of
                                         Millennium Information Services
                                         Inc., an `IS' consulting firm in
                                         Southern California from 1997 to
                                         2002. Mr. Martin retired from
                                         Millennium Information Services and
                                         closed his business in December,
                                         2002.

                                         Mr. Martin has also been a licensed
                                         real estate broker in California since
                                         1975 and is currently owner and broker
                                         of the residential real estate firm
                                         Pacific Horizons. He has extensive
                                         knowledge of residential sales,
                                         property evaluations, home mortgages
                                         and loans.

                                         Mr. Martin served seven years in the
                                         US. Army, with special assignments to
                                         NATO - Greece, MAAG - Iran, and 5th
                                         Army Headquarters - Chicago.

                                         Mr. Martin has been an investor in
                                         FirstPlus Financial Group, Inc. since
                                         1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
James T. Capretz (65) Capretz and        James T. Capretz has been a member of
Associates, 5000 Birch St. West          the Louisiana State Bar since 1963, and
Tower Suite 2500 Newport Beach           the California State Bar since 1969. He
CA 92660                                 has been the principal of the Newport
                                         Beach law firm of Capretz & Associates
                                         and earlier law firms he founded since
                                         1970. He is listed in the
                                         Martindale-Hubbell Bar Registry of
                                         Preeminent Lawyers. He was the only
                                         attorney in private practice named in
                                         the initial publication of the top 50
                                         most influential business people in
                                         Orange County by the Orange County
                                         Business Journal.

                                         Mr. Capretz was the founder and
                                         Chairman of the Board of Western
                                         Interstate Bancorp, Inc., a financial
                                         service holding company based in
                                         Irvine, California, and Citizens Thrift
                                         and Loan, a California state charted
                                         thrift and loan company, until the two
                                         companies were sold in September, 1998
                                         to FirstPlus Financial Group, Inc.,
                                         whereupon Citizens Thrift and Loan
                                         became FirstPlus Bank. Mr. Capretz has
                                         had no relationships with FirstPlus or
                                         its subsidiaries subsequent to the
                                         sale.

                                         Mr. Capretz serves as Special Counsel
                                         in the national product liability class
                                         action entitled Bowling vs. Pfizer, et
                                         al. in federal district court in
                                         Cincinnati, Ohio and he holds a
                                         position of responsibility in federal
                                         class district lawsuits across the
                                         United States, since 1992. He is a
                                         Special Master for the State Bar of
                                         California and serves as a Judge Pro
                                         Tem for the Orange County Superior
                                         Court and as a member of the
                                         Arbitration Panel of the Orange County
                                         Superior Court, since 1990. He is a
                                         member of the National Association of
                                         Securities Dealers Inc., Board of
                                         Arbitrators, since 1999. He
                                         periodically writes and lectures on
                                         topics of legal interest. He holds a
                                         certificate of completion from the
                                         Harvard Law School Mediation Workshop
                                         for Lawyers. He was the founder of
                                         ProMediate, an alternative dispute
                                         resolution service, which was started
                                         in 1992 to resolve complex civil
                                         litigation matters.

                                         Mr. Capretz currently serves as a
                                         member of the St. Joseph Hospital
                                         Advisory Board and is a board member of
                                         the Holy Cross School in New Orleans,
                                         Louisiana. In the early 90's (1990 to
                                         1992) Mr. Capretz was a director of
                                         Taylor Woodrow Construction Co., a
                                         California state wholly owned
                                         subsidiary of Taylor Woodrow, a
                                         publicly-held London, England
                                         corporation and of Saffel & McAdams,
                                         Inc., a commercial and industrial
                                         construction company that was based in
                                         Irvine, California. He has served as
                                         chairman of the XXIII Olympic Support
                                         Committee of the Orange County Bar
                                         Association and as a member of the
                                         bar's Real Estate section. He has also
                                         been a member of the Board of Directors
                                         of the Industrial League of Orange
                                         County; the Foundation Boards of St.
                                         Joseph's Hospital, the University of
                                         California at Irvine and the Orange
                                         County-wide Leadership Awards Committee
                                         for high school seniors, a program
                                         sponsored by the Irvine Company. He has
                                         been a member of the Chancellor's Club
                                         at the University of California at
                                         Irvine and at the University of
                                         California at Santa Barbara.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
James Hanson (59)                        James P. Hanson is a Certified
22973 Sutro Street, Hayward,             Public Accountant with the specialty
CA  94541                                designation of Personal Financial
                                         Specialist. His public accounting
                                         practice, since 1975, is located in
                                         Hayward, California. The firm, James
                                         P. Hanson Accountancy Corp.,
                                         provides tax and accounting services
                                         as well as estate, retirement and
                                         personal financial planning
                                         services. Mr. Hanson is a 1968
                                         graduate of Fresno State University.

                                         Mr. Hanson is also a California Real
                                         Estate Licensee actively involved in
                                         mortgage financing and refinancing. Mr.
                                         Hanson is a Registered Investment
                                         Advisor (RIA) and has Series 22 and 63
                                         NASD Securities licenses.

                                         Mr. Hanson has served on the Board of
                                         Directors of TriNet Employer Group, a
                                         San Leandro, California based human
                                         resource outsourcing firm, from 1990 to
                                         present.

                                         Mr. Hanson has served on the Board of
                                         Directors of the Hayward California
                                         Chamber of Commerce on and off for the
                                         past 25 years, and has just begun
                                         serving as a Director of the Hayward
                                         Rotary Club. Mr. Hanson has been
                                         serving as a Director of the Southern
                                         Alameda County Estate Planning Council
                                         since 1996.

                                         Mr. Hanson also serves on the Board of
                                         Directors of St Rose Hospital
                                         Foundation as the Treasurer.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert D. Davis (74)                     Robert D. Davis has been a Certified
809 Eastover Circle, Deland, FL          Public Accountant from 1977 until
32724                                    retirement in September, 1997.

                                         Mr. Davis entered the United States
                                         Navy in 1948 as an Apprentice Seaman.
                                         He retired from the Navy in 1969 as an
                                         officer. During his naval career he was
                                         primarily involved in intelligence,
                                         administration and personnel. He served
                                         several tours in the Pentagon in the
                                         Department of Defense, and in the
                                         Office of Naval Intelligence.

                                         In 1969, Mr. Davis attended the
                                         University of Georgia. In 1970, he
                                         graduated with a Bachelor of Science
                                         degree in Computers. He was in the top
                                         6% of his graduating class in the
                                         College of Business. In 1971, he
                                         received the Master of Accountancy
                                         degree from the University of Georgia.

                                         During the period 1972 through 1974,
                                         Mr. Davis was employed as an Assistant
                                         Professor of Accounting at Valdosta
                                         State University, and University of
                                         West Georgia.

                                         During the period 1975 - 1977, Mr.
                                         Davis was employed at South East
                                         Missouri State University as an
                                         Assistant Professor of Accounting.

                                         In 1977, Mr. Davis passed the Certified
                                         Public Accountant examination in
                                         Missouri and was awarded the CPA
                                         certificate. Later that year he moved
                                         to Florida where he was issued a
                                         license as a CPA.

                                         From 1977 to retirement in 1997, Mr.
                                         Davis was the principal of his own CPA
                                         firm.

                                         Mr. Davis has been a member of the
                                         DeLand area Lions Club and served
                                         various executive positions, including
                                         a term as President.
--------------------------------------------------------------------------------

         If NOMINEES are elected and take office as directors, they intend to discharge their duties in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. If NOMINEES are elected, they will not receive any compensation from the Company other than compensation regularly paid by the Company to its directors.

         The Committee does not expect that any of the Committee Nominees will be unable to stand for election. However, if a vacancy among the Committee Nominees should occur, the Shares represented by the enclosed proxy form will be voted in each such case for a substitute nominee selected by the Committee. In addition, the Committee reserves the right to nominate substitute(s) or additional persons if the Company makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Committee Nominees or cause our Committee nominees, if elected, not to constitute at least a majority of the Board. In any such case, Shares represented by the enclosed proxy card will be voted for all such substitute or additional nominees selected by the Committee.

         Shares represented by properly executed proxy cards will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted FOR Proposal One in favor of the election of the Committee Nominees to the Board, and in the discretion of the persons named as proxies on all other matters as may properly come before the Special Meeting.

         The Committee does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the person's names in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

Required Vote

         The four (4) nominees receiving the highest number of votes of the shares entitled to be voted for such nominees shall be elected as Directors. Votes withheld from any Director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting, but have no other legal effect upon election of Directors.

THERE IS NO ASSURANCE THAT THE COMPANY'S NOMINEES WILL SERVE (IF ELECTED) WITH ANY OF THE COMMITTEE'S NOMINEES.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE COMMITTEE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. REGISTERED HOLDERS MAY ALSO FAX ENCLOSED PROXY CARD TO THE COMMITTEE % DANFORD MARTIN, Fax: 949-305-6322.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

HOW DO I VOTE IN PERSON?

If you owned shares of First Plus' common stock on the record date, July 28, 2005, you may attend the special meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question "What if I am not the record holder of my shares?" If you hold your shares in the name of a bank or broker, you will not be able to vote in person at the special meeting, unless you have previously specially requested and obtained a "legal proxy" from your bank or broker and present it at the special meeting.

WHEN YOU SIGN AND RETURN THE PROXY CARD YOU WILL BE VOTING FOR OUR NOMINEES TO SERVE AS DIRECTORS AND FOR ADOPTION OF OUR PROPOSALS, UNLESS YOU APPROPRIATELY MARK YOUR CARD OTHERWISE.

WE BELIEVE THAT IT IS IN THE BEST INTEREST OF SHAREHOLDERS TO ELECT OUR NOMINEES AT THE SPECIAL MEETING, AND STRONGLY RECOMMEND A VOTE "FOR" THE ELECTION OF EACH OF OUR NOMINEES AND "FOR" THE ADOPTION OF EACH OF OUR PROPOSALS (IF ANY).

HOW DO I VOTE BY PROXY?

To vote by proxy, you should complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. To be able to vote your shares in accordance with your instructions at the special meeting, we must receive your proxy as soon as possible but in any event prior to the special meeting.

WHAT IF I AM NOT THE RECORD HOLDER OF MY SHARES?

If your shares are held in the name of a brokerage firm, bank nominee or other institution (a "Custodian"), only the Custodian can give a proxy with respect to your shares. You may have received either a blank, executed proxy card from your custodian (which you can complete and send directly to the Custodian or an instruction card (which you can complete and return to the Custodian to direct its voting of your shares). If your Custodian has not sent you either a blank, executed proxy card or an instruction card, you may contact the Custodian directly to provide it with instructions. If you need assistance, please contact the FPFX SHAREHOLDER VALUE COMMITTEE at the address and/or phone numbers set forth below.

If your shares are held in the name of a Custodian, and you want to vote in person at the special meeting, you may request a document called a "legal proxy" from the Custodian and bring it to the special meeting. If you need assistance, please contact the FPFX SHAREHOLDER VALUE COMMITTEE at the address and/or phone numbers set forth below.

FPFX Shareholder Value Committee
% Danford L. Martin
7 Egret Lane
Aliso Viejo, CA  92656
(800) 688-7757 FAX (949) 305-6322


WHAT SHOULD I DO IF I RECEIVE A PROXY CARD?

Proxies are also being solicited by the incumbent management and board of FIRSTPLUS. If you submit a proxy to us by signing and returning the enclosed proxy card, then you should NOT sign or return the proxy card (or follow any voting instructions) provided by the incumbent management and Board of FIRSTPLUS unless you intend to change your vote, because only your latest-dated proxy will be counted.

If you have already sent a proxy card to FIRSTPLUS or your Broker, you may revoke it and provide your support for our nominees by signing, dating and returning the enclosed proxy card.

WHAT IF I WANT TO REVOKE MY PROXY?

If you have already given a proxy, you may revoke it at any time before it is voted on your behalf. You may do so in three ways:

     o by delivering a later-dated proxy directly to the Company or to us, the Committee; or

     o by delivering a written notice of revocation directly to the Company or to us; or

     o    by voting in person at the special meeting.

SHOULD I SUBMIT A PROXY IF I PLAN TO ATTEND THE SPECIAL MEETING?

Whether you plan to attend the special meeting or not, we urge you to submit a proxy card. Returning the enclosed proxy card will not affect your right to attend the special meeting and vote.

WHO CAN VOTE?

You are eligible to vote or to execute a proxy only if you owned shares of the Company's common stock on the record date for the special meeting, July 28, 2005. Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the special meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares.

Based on information disclosed by the Company, at the close of business on July 28, 2005, 45,340,090 shares of First Plus's common stock were entitled to vote.

HOW MANY VOTES DO I HAVE?

With respect to each matter to be considered at the special meeting, each shareholder will have one vote for each share of First Plus's common stock held by it on the record date.

HOW WILL MY SHARES BE VOTED?

If you give a proxy on the accompanying proxy card, your shares will be voted as you direct. If you submit a proxy to the Committee without instructions, their representatives will vote your shares in favor of all of our proposals. Submitting a proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the special meeting. As of the date of this proxy statement, we know of no such matters.

Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

WHAT IS A "QUORUM" AND WHY IS IT NECESSARY?

Conducting business at the special meeting requires a quorum. For a quorum to exist, shareholders representing a majority of the outstanding shares entitled to vote must be present in person or represented by proxy. Under the Nevada Business Corporation Act, First Plus's articles of incorporation and bylaws, abstentions and broker non-votes are treated as present for purposes of determining whether a quorum exists.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AND HOW WILL VOTES BE COUNTED?

If a quorum is present, directors will be elected by a plurality of the votes cast. This means that the four (4) nominees receiving the highest number of votes will be elected as directors.

Broker-dealers do not have discretionary authority for beneficial owners in contested matters that are solicited by both contestants. Abstentions and broker non-votes with respect to beneficial owners solicited by the Committee on the one hand, or the Company, on the other hand, will not have the effect of a vote for or against the election of any nominees. The Company's articles of incorporation do not permit shareholders to cumulate their votes.

AM I ENTITLED TO APPRAISAL RIGHTS?

The Company shareholders do not have dissenter's rights of appraisal as a result of this solicitation or the adoption of any of the proposals included in this proxy statement.

HOW CAN I RECEIVE MORE INFORMATION?

If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please contact the FPFX Shareholder Value Committee, % Danford L. Martin, (800) 688-7757 FAX (949) 305-6322

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as set forth in this Proxy Statement (including the Schedules hereto), none of the Committee Nominees nor members of the Committee, or any other participant in this solicitation or any of their respective associates:
(i) directly or indirectly beneficially owns any Shares or any securities of the Company; (ii) has had any relationship with the Company in any capacity other than as a shareholder, or is or has been a party to any transactions, or series of similar transactions, at any time in the past, or (iii) knows of any transactions, currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of them or their respective affiliates had, or will have, a direct or indirect material interest.

         In addition, other than as set forth in this Proxy Statement (including the Schedules hereto), there are no contracts, arrangements or understandings entered into by the Committee, or any other participant in this solicitation or any of their respective associates within the past year with any person with respect to any of the Company's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. In addition, other than as set forth in this Proxy Statement, none of the Committee Nominees nor members of the Committee, or any other participant in this solicitation or any of their respective associates has been engaged in contracts, negotiations or transactions with the Company or its affiliates concerning a merger, consolidation, acquisition, tender offer or other acquisition of securities, election of directors or a sale or other transfer of a material amount of assets; or has had any other transaction with the Company or any of its executive officers, directors or affiliates that would require disclosure under the rules and regulations of the Commission.

         Except as set forth in this Proxy Statement (including the Schedules hereto), none of the Committee Nominees nor members of the Committee, or any other participant in this solicitation or any of their respective associates, has entered into any agreement or understanding with any person with respect to
(i) any future employment by the Company or its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

         There are no family relationships between any of the Committee Nominee and any current director, executive officer, or Committee Nominee. However, Robert D. Davis is a brother of George T. Davis, a prior Director of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Committee members (James T. Capretz, Robert D. Davis, George R. Eberting, Rupen Gulenyan, James P. Hanson, and Danford L. Martin) each state that there are no Forms 3, 4 and 5 required to be filed by them.

SCHEDULE I

                               SHARES HELD BY THE
                               COMMITTEE/NOMINEES

         The Committee Participants and/or Nominees state that all purchases made within the past two years were made by each individual's own cash or working capital from personal funds (even when in a margin account, as the Company's shares have not been available to purchase on margin for many years) and that no funds were borrowed or specifically obtained for the purpose of acquiring or holding such securities. All the Company shares bought and sold are the voting class of COMMON shares. Total shows percent (rounded) of Common Class currently owned (beneficially and/or of record):

Name                       Voting        Number                 Percent of Class
----                       --------      ------                 ----------------
DANFORD L. MARTIN          Voting        1,935,500                     4.3%

JAMES T. CAPRETZ           Voting        11,297                        0.02%
                                         held as Custodian for minors
JAMES P. HANSON
& RELATED ENTITIES         Voting        420,000                       0.9%

ROBERT D. DAVIS            Voting        265,699                       0.6%

RUPEN GULENYAN             Voting        2,039,900                     4.5%

GEORGE R. EBERTING         Voting        210,759                       0.5%

         Except as disclosed in this Schedule, none of the Committee members or the Committee Nominees owns any securities of the Company or any subsidiary of the Company, beneficially or of record, or was within the past year a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Schedule, to the knowledge of the Committee members, none of the Committee members or the Committee Nominees has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting.

The following table sets forth the name, age, business address, present principal occupation and business experience during the past five years, the name and principal business of any corporation or other organization (in which such occupations and employment were carried out) for each Committee member who is not a nominee, who state that such corporations or organizations are not a parent or subsidiary or any affiliate of the Company.

--------------------------------------------------------------------------------
Name (age) and Address                 BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
Rupen Gulenyan (57)                    Rupen Gulenyan has been a self-employed
3040 E. Tremont Ave., Suite 201,       Enrolled Tax Agent since 1985.
Bronx, NY  10461
                                       Being in taxation as an Enrolled Agent,
                                       Mr. Gulenyan has represented a number
                                       of taxpayers and business in tax filings at the Federal and State level.

                                       Mr. Gulenyan, born in Istanbul, Turkey,
                                       came to the United States in January
                                       1967, studied accounting and taxation in Bernard Baruch College until 1975. He became a naturalized citizen and made it possible for his parents, his two sisters and their spouses to immigrate to this country.

                                       Prior to his own practice, Mr. Gulenyan
                                       worked as an accountant for ADP of
                                       New York, Branch Motor Express Co. and
                                       Columbia Pictures Inc. for about 8 years.

                                       Mr. Gulenyan has been an investor in
                                       FirstPlus Financial Group, Inc. since
                                       1999.
--------------------------------------------------------------------------------
George R. Eberting (70)                Mr. Eberting earned a B.A. in Business
Apt Q102 1701 121st St.                Administration from the University of
Everett WA  98208                      Administration from the University of
                                       Puget Sound, Washington, in 1959.

                                       In 1964, Mr. Eberting earned an M.B.A.
                                       from the University of Washington.

                                       Mr. Eberting served as Assistant
                                       Professor of Marketing and Business
                                       Statistics, Seattle University, from 1967 to 1972.

                                       Mr. Eberting was Vice President/Director of the original Cake & Steak House, Inc. from 1972 to 1973.

                                       Mr. Eberting was President/Broker of
                                       Commercial property Development Inc.,
                                       from 1972 to 1981.

                                       Mr. Eberting served as President/Director of Eberting Foods, Inc., from 1981 to 1990.

                                       From 1990 through the present, Mr.
                                       Eberting has been an investor in real
                                       estate and owner/builder projects.
--------------------------------------------------------------------------------

OTHER MATTERS

         The Committee is not aware of any business other than as set forth in this Proxy Statement that will be presented at the Special Meeting. Should other proposals be brought before the Special Meeting, the persons named as proxies on the enclosed proxy card will vote on such matters in their discretion.

                                    IMPORTANT

         Your vote is important. No matter how many Shares you own, please give us your proxy FOR the election of the Committee Nominees by taking four steps:

         1. SIGN the enclosed proxy card exactly as name appears on the card. When shares are held jointly, joint owners should each sign. Executors, Administrators, Trustees, etc., should indicate their capacity.

         2.   DATE the enclosed proxy card,

         3. MAIL the enclosed proxy card TODAY in the envelope provided (no postage is required if mailed in the United States). Registered holders may also FAX the enclosed proxy card TODAY to the FPFX SHAREHOLDER VALUE COMMITTEE, % Danford L. Martin, 7 Egret Lane, Aliso Viejo, CA 92656 Fax: 949-305-6322 and

         4. CONTACT your broker and instruct the broker to execute a proxy card.

         If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only they can vote such Shares and only upon receipt of your specific instructions. Accordingly, please return the proxy card in the envelope provided or contact the person responsible for your account and instruct that person to execute the proxy card representing your Shares. We urge you to confirm in writing your instructions to us in care of Danford Martin (at the address provided below) so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         If you have any questions or require any additional information concerning this Proxy Statement, please contact the FPFX SHAREHOLDER VALUE COMMITTEE at the address set forth below.

FPFX Shareholder Value Committee
% Danford L. Martin
7 Egret Lane
Aliso Viejo, CA  92656
(800) 688-7757 FAX (949) 305-6322

         THE COMMITTEE URGES ALL SHAREHOLDERS TO VOTE FOR THE ELECTION OF THE COMMITTEE NOMINEES AS DIRECTORS.

FIRSTPLUS FINANCIAL GROUP, INC SPECIAL MEETING TO BE HELD ON 09/01/05 AT 10:00 A.M. PDT FOR HOLDERS AS OF JULY 15, 2005


CUSIP:    33763B103                         CONTROL No:    0000 0000 0000


DIRECTORS
---------
COMMITTEE RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES: 01 - DANFORD
L. MARIN, 02 - JAMES T. CAPRETZ, 03 - JAMES P. HANSON, 04 - ROBERT D. DAVIS

THERE IS NO ASSURANCE THAT THE COMPANY'S NOMINEES WILL SERVE (IF ELECTED) WITH ANY OF THE COMMITTEE'S NOMINEES.



PROPOSAL(S)                                                     RECOMMEND

   *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF


--------------------------------------------------------------------------------

     FOLD AND DETACH HERE
     ---------------------------------------------------------------------------
     FIRSTPLUS FINANCIAL GROUP, INC
<- 09/01/05 AT 10:00 A.M. PDT
--------------------------------------------------------------------------------

                           DIRECTORS
                           (MARK "X" FOR ONLY ONE BOX)

1   [ ]  FOR ALL NOMINEES

    [ ]  WITHHOLD ALL NOMINEES

    [ ]  WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
         WRITE NUMBER(S) OF NOMINEE(S) BELOW.

    USE NUMBER ONLY   _____________________________

                           PLEASE INDICATE YOUR PROPOSAL SELECTION BY
                           FIRMLY PLACING AN "X" IN THE APPROPRIATE
                           NUMBERED BOX WITH BLUE OR BLACK INK ONLY  [ X ]

                           SEE VOTING INSTRUCTION ON REVERSE

                           ACCOUNT NO:
                           CUSIP:
                           CONTROL NO:
                           CLIENT NO:

                           PLACE "X" HERE IF YOU PLAN TO ATTEND
                           AND VOTE YOUR SHARES AT THE MEETING  [   ]

                           The FPFX Shareholder Value Committee
                           7 EGRET LANE
                           ALISO VIEJO, CA  92656






                           -----------------------------------  ----/----/---
                           SIGNATURE(S)                             DATE

<-
FOLD AND DETACH HERE

                               VOTING INSTRUCTIONS
                               -------------------

WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED FOR PROPOSAL ONE IN FAVOR OF THE ELECTION OF COMMITTEE NOMINEES TO THE BOARD, AND AT THE DISCRETION OF THE PERSONS NAMES AS PROXIES ON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.